Fees Summary	Jan. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,280,780.96
Previously Paid Amount	0
Total Fee Amount	2,662.68
Total Offset Amount	0
Net Fee	$ 2,662.68